                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            RADIANT SYSTEMS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                              RADIANT SYSTEMS, INC.
                               1000 ALDERMAN DRIVE
                            ALPHARETTA, GEORGIA 30005


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 15, 1998


         The annual meeting of shareholders of Radiant Systems, Inc. (the "Company") will be held on Friday, May 15, 1998 at 10:00 a.m., at the offices of Smith, Gambrell & Russell, LLP, Promenade II Building, 1230 Peachtree Street, N.E., 31st Floor, Atlanta, Georgia 30309, for the following purposes:

         (1) To elect two (2) directors to the Board of Directors, to serve for a term of three years and until their successors are elected and qualified;

         (2) To approve an amendment to the 1995 Stock Option Plan of the Company to increase the number of shares available for grant thereunder from 5,000,000 shares to 6,000,000 shares;

         (3) To approve the adoption of an Employee Stock Purchase Plan for the Company; and

         (4) To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

         Only shareholders of record at the close of business on April 1, 1998 will be entitled to notice of and to vote at the meeting or any adjournments or postponements thereof.

         A Proxy Statement and a proxy solicited by the Board of Directors are enclosed herewith. Please sign, date and return the proxy promptly. If you attend the meeting, you may, if you wish, withdraw your proxy and vote in person.

                                   By Order of the Board of Directors,


                                   /s/ Erez Goren

                                   EREZ GOREN
                                   Co-Chairman of the Board and
                                   Chief Executive Officer



Alpharetta, Georgia
April 21, 1998

PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY PROMPTLY SO THAT YOUR VOTE MAY BE RECORDED AT THE MEETING IF YOU DO NOT ATTEND PERSONALLY.

                              RADIANT SYSTEMS, INC.
                               1000 ALDERMAN DRIVE
                            ALPHARETTA, GEORGIA 30005


                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 15, 1998

                             -----------------------

                                 PROXY STATEMENT

                             -----------------------


         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Radiant Systems, Inc. (the "Company") for the Annual Meeting of Shareholders to be held on Friday, May 15, 1998, and any adjournments or postponements thereof, at the time and place and for the purposes set forth in the accompanying notice of the meeting. The expense of this solicitation, including the cost of preparing and mailing this Proxy Statement, will be paid by the Company. In addition to solicitations by mail, officers and regular employees of the Company, at no additional compensation, may assist in soliciting proxies by telephone. This Proxy Statement and the accompanying proxy are first being mailed to shareholders on or about April 21, 1998. The address of the principal executive offices of the Company is 1000 Alderman Drive, Alpharetta, Georgia 30005.

         Any proxy given pursuant to this solicitation may be revoked by any shareholder who attends the meeting and gives oral notice of his election to vote in person, without compliance with any other formalities. In addition, any proxy given pursuant to this solicitation may be revoked prior to the meeting by delivering to the Secretary of the Company an instrument revoking it or a duly executed proxy for the same shares bearing a later date. Proxies which are returned properly executed and not revoked will be voted in accordance with the shareholder's directions specified thereon. Where no direction is specified, proxies will be voted for the election of the director nominees named below and for adoption of each of the proposals set forth in the accompanying notice of the meeting. Abstentions and broker non-votes will not be counted as votes either in favor of or against the proposal to amend the 1995 Stock Option Plan or the proposal to approve the adoption of the Employee Stock Purchase Plan.

         The record of shareholders entitled to vote at the annual meeting was taken on April 1, 1998. On that date the Company had outstanding and entitled to vote 15,933,939 shares of common stock, no par value per share (the "Common Stock"), with each share of Common Stock entitled to one vote.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of April 1, 1998 by (i) each person known by the Company to be the beneficial owner of more than five percent (5%) of the outstanding Common Stock; (ii) each director of the Company;
(iii) each Named Executive Officer (as defined herein); and (iv) all directors and executive officers of the Company as a group.


                                                    SHARES
    NAME OF                                      BENEFICIALLY      PERCENT
BENEFICIAL OWNER                                   OWNED (1)       OF CLASS
----------------                                 ------------      --------
Erez Goren(2) ...............................      3,100,000           19.5%
Alon Goren(2) ...............................      3,100,000           19.5
Eric B. Hinkle ..............................        154,000(3)         *
John H. Heyman ..............................        330,454(4)         2.0
Andrew S. Heyman ............................         23,750            *
Carlyle M. Taylor ...........................         66,667            *
James S. Balloun ............................         15,000(5)         *
Evan O. Grossman ............................          6,200(5)         *
All directors and executive officers
  as a group (8 persons) ....................      6,796,071(6)        41.7


------------------------

*        Less than 1% of outstanding shares.

(1) "Beneficial Ownership" includes shares for which an individual, directly or indirectly, has or shares voting or investment power or both and also includes options which are exercisable within sixty days of the date of this Proxy Statement. All of the listed persons have sole voting and investment power over the shares listed opposite their names. Beneficial ownership as reported in the above table has been determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934. Pursuant to the Rules of the Commission, certain shares of the Company's Common Stock that a beneficial owner has the right to acquire within 60 days pursuant to the exercise of stock options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such owner but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

(2) The business address of Erez Goren and Alon Goren is 1000 Alderman Drive, Alpharetta, Georgia 30005.

(3) Represents shares of Common Stock subject to stock options exercisable within the next 60 days.

(4) Includes 190,000 shares of Common Stock subject to stock options exercisable within the next 60 days.

(5) Includes 5,000 shares of Common Stock subject to stock options exercisable within the next 60 days.

(6) Includes 354,000 shares of Common Stock subject to stock options exercisable within the next 60 days.

                                 AGENDA ITEM ONE
                              ELECTION OF DIRECTORS

         The Board of Directors of the Company consists of six (6) directors, divided into three classes, with members of each class of directors serving for staggered three-year terms. The Board consists of two Class I directors, Erez Goren and Alon Goren, two Class II directors, John H. Heyman and James S. Balloun, and two Class III directors, Eric B. Hinkle and Evan O. Grossman. The terms of the Class II directors will expire at the 1998 Annual Meeting of Shareholders. The Board of Directors has nominated John H. Heyman and James S. Balloun for election as Class II directors of the Company. The Board of Directors recommends that you vote "for" the election of these nominees.

         Each of the nominees has consented to being named in this Proxy Statement and to serve as a director of the Company if elected. In the event that any nominee withdraws or for any reason is not able to serve as a director, the proxy will be voted for such other person as may be designated by the Board of Directors, but in no event will the proxy be voted for more than two nominees. The affirmative vote of a plurality of all votes cast at the meeting by the holders of the Common Stock is required for the election of the two nominees standing for election. Management of the Company has no reason to believe that any nominee will not serve if elected.

         The following persons have been nominated by management for election to the Board of Directors as Class II directors to succeed themselves for a term of three years, expiring at the 2001 Annual Meeting of Shareholders, and until their successors are elected and qualified:

         JAMES S. BALLOUN, age 59, has served as Chairman of the Board and Chief Executive Officer of National Service Industries, Inc., a diversified service and manufacturing company, since February 1996, and as its President since October 1996. He was previously affiliated with the management consulting firm of McKinsey & Company, Inc., which he served as a Director from June 1976 until January 1996. Mr. Balloun has been a director of the Company since April 1997. Mr. Balloun is a director of Wachovia Corporation.

         JOHN H. HEYMAN, age 36, has served as Executive Vice President and Chief Financial Officer of the Company since September 1995 and as a director of the Company since June 1996. Mr. Heyman served as Vice President and Chief Financial Officer of Phoenix Communications, Inc., a commercial printer, from March 1991 to August 1995. From 1989 to 1991, Mr. Heyman served as Vice President, Acquisitions of Forsch Corporation, a diversified manufacturing company. From 1983 to 1987, Mr. Heyman served in a variety of capacities with Arthur Andersen LLP, where he worked primarily with middle market companies and technology firms. Mr. Heyman has an M.B.A. from Harvard Business School and a B.B.A. degree in Accounting from the University of Georgia. He is the brother of Andrew S. Heyman.

         Each of the following persons is a member of the Board of Directors who is not standing for election to the Board this year and whose term will continue after the annual meeting of shareholders.

         EREZ GOREN, age 33, has served as Co-Chairman of the Board and Chief Executive Officer of the Company since its inception in 1985 and as its President from 1985 to October 1996. Mr. Goren attended State University of New York at Stony Brook prior to devoting his full time and energy to the Company. He is the brother of Alon Goren.

         ALON GOREN, age 32, has served as Co-Chairman of the Board and Chief Technology Officer of the Company since its inception in 1985. Mr. Goren has a B.S. in Computer Systems Engineering from Rensselaer Polytechnic Institute. He is the brother of Erez Goren.

         EVAN O. GROSSMAN, age 33, has served as President of Willow Associates, a strategic consulting and research firm, since November 1997. Mr. Grossman served as President and Chief Operating Officer of Share Group, Inc., a teleservices company, from August 1993 to November 1997. Mr. Grossman was previously affiliated with the management consulting firm of McKinsey & Company, Inc. from October 1990 to July 1993. Mr. Grossman has been a director of the Company since May 1997.

         ERIC B. HINKLE, age 38, has served as President, Chief Operating Officer and a director of the Company since October 1996. Mr. Hinkle served in various capacities with the Avionics Divisions of AlliedSignal Corporation from January 1994 to October 1996, including most recently as Vice President of Communications and Navigation Products. From 1989 to January 1994, Mr. Hinkle was employed by McKinsey & Co., a consulting firm, including most recently as Senior Engagement Manager. Mr. Hinkle has an M.B.A. from Harvard Business School, a M.S. degree in Electrical Engineering from Stanford University, and a B.S. degree in Computer Engineering from Brown University.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and persons who own more than 10% of the outstanding Common Stock of the Company, to file with the Securities and Exchange Commission reports of changes in ownership of the Common Stock of the Company held by such persons. Officers, directors and greater than 10% shareholders are also required to furnish the Company with copies of all forms they file under this regulation. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and representations that no other reports were required, during the year ended December 31, 1997, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% shareholders were complied with, except that James S. Balloun and Evan O. Grossman each failed to file on a timely basis one report relating to the automatic grant of stock options to non-employee directors.

         Although it is not the Company's obligation to make filings pursuant to
Section 16 of the Securities Exchange Act of 1934, the Company has adopted a policy requiring all Section 16 reporting persons to report monthly to the Controller of the Company as to whether any transactions in the Company's Common Stock occurred during the previous month.


                       MEETINGS OF THE BOARD OF DIRECTORS
                           AND COMMITTEES OF THE BOARD

         The Board of Directors held 21 meetings during the year ended December 31, 1997. Each director attended at least 75% or more of the aggregate number of meetings held by the Board of Directors and the committees on which he served. The Company's Board of Directors has three (3) standing committees -- the Audit Committee, the Compensation Committee and the Stock Option Committee, each of which was established in May 1997.

         The Audit Committee presently consists of James S. Balloun and Evan O. Grossman. The Audit Committee has been assigned the principal function of reviewing the internal and external financial reporting of the Company, reviewing the scope of the independent audit and considering comments by the auditors regarding internal controls and accounting procedures and management's response to these comments. The Audit Committee held one meeting during 1997.

         The Compensation Committee presently consists of Erez Goren, James S. Balloun and Evan O. Grossman. The Compensation Committee has been assigned the functions of approving and monitoring the remuneration arrangements for senior management. The Compensation Committee did not meet during 1997.

         The Stock Option Committee presently consists of James S. Balloun and Evan O. Grossman. The Stock Option Committee has been assigned the functions of administering the Company's stock option plans and granting options thereunder. The Stock Option Committee held 14 meetings during 1997.

         The Board of Directors does not have a standing nominating committee, such function being reserved to the full Board of Directors. Any shareholder entitled to vote for the election of directors may nominate a person or persons for election as a director only if written notice of such shareholder's intention to make any such nomination is given either by personal delivery or mailed by the United States Mail, postage prepaid, certified and return receipt requested, to the Secretary of the Company not later than the later of (i) the close of business on the seventh (7th) calendar day following the date on which notice of the meeting of shareholders for the election of directors is first given to shareholders (any such notice of meeting of shareholders shall not be given earlier than the record date for the meeting of shareholders) and (ii) a date ninety (90) days prior to the date of the meeting of shareholders. Each such notice shall set forth: (a) the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the shareholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;
(c) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; (d) such other information regarding each nominee proposed by such shareholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the Commission had each nominee been nominated, or intended to be nominated, by the Board; and (e) the consent of each nominee to serve as a director of the Company if so elected.


                               EXECUTIVE OFFICERS

         The executive officers of the Company are as follows:

         NAME                                    AGE                POSITION HELD
         ----                                    ---                -------------

         Erez Goren                              33                 Co-Chairman of the Board and Chief
                                                                    Executive Officer

         Alon Goren                              32                 Co-Chairman of the Board and Chief
                                                                    Technology Officer

         Eric B. Hinkle                          38                 President and Chief Operating Officer

         John H. Heyman                          36                 Executive Vice President and Chief Financial
                                                                    Officer

         Andrew S. Heyman                        34                 Executive Vice President - Radiant Solutions
                                                                    Group

         Carlyle M. Taylor                       45                 Executive Vice President - Operations

         Executive officers are appointed by the Board of Directors of the Company and hold office at the pleasure of the Board. Executive officers devote their full time to the affairs of the Company. See "Election of Directors" for information with respect to Erez Goren, Alon Goren, Eric B. Hinkle and John H. Heyman.

         ANDREW S. HEYMAN has served as Executive Vice President--Radiant Solutions Group of the Company since April 1998 and as Vice President--Convenience Store Division and Managing Director of the Radiant Solutions Group of the Company from January 1996 to April 1998. Mr. Heyman served as a senior manager with Andersen Consulting from 1987 to December 1995. He holds a M.S. degree in Computer Information Systems from Georgia State University and a B.B.A. in Finance from the University of Georgia. He is the brother of John H. Heyman.

         CARYLE M. TAYLOR has served as Executive Vice President--Operations of the Company since April 1998 and as Vice President--Integration and Support of the Company from September 1995 to April 1998. Mr. Taylor served in various capacities with NCR Corporation (formerly AT&T Global Information Solutions) in the retail information systems area from 1978 to September 1995, including most recently as Assistant Vice President of the scanner business unit. Mr. Taylor received a B.S. degree in Mathematics from North Carolina Wesleyan College.

                             EXECUTIVE COMPENSATION

         The following table presents certain information for the fiscal years ended December 31, 1997 and 1996 concerning compensation earned for services rendered in all capacities by the Company's Chief Executive Officer and the other executive officers of the Company whose total annual salary and bonus exceeded $100,000 during fiscal 1997 (the "Named Executive Officers").

                                                SUMMARY COMPENSATION TABLE
                                                                                                 LONG TERM
                                                                                               COMPENSATION
                                                                                                   AWARDS
                                                                ANNUAL COMPENSATION        ---------------------
                              NAME AND                          -------------------        SECURITIES UNDERLYING
                         PRINCIPAL POSITION            YEAR     SALARY($)   BONUS($)               OPTIONS
                         ------------------            ----     ---------   --------       ---------------------


           Erez Goren .............................    1997     $ 92,769    $     --                  --
            Co-Chairman and Chief Executive Officer    1996       80,769      11,197                  --

           Eric B. Hinkle .........................    1997     $103,077    $100,000                  --
              President and Chief Operating Officer    1996(1)    15,385          --             375,000

           John H. Heyman .........................    1997     $103,026    $ 50,000                  --
              Executive Vice President and Chief       1996       99,731          --                  --
              Financial Officer

           Andrew S. Heyman .......................    1997     $ 81,462    $ 35,559              10,000
              Executive Vice President-Radiant         1996       62,314          --                  --
              Solutions Group

           Carlyle M. Taylor ......................    1997     $ 82,462    $ 28,000                  --
              Executive Vice President-Operations      1996       80,000      28,000                  --

------------------

(1)      Mr. Hinkle joined the Company on October 21, 1996.

DIRECTORS' FEES

         The Company's present policy is not to pay any cash compensation to its directors. Each non-employee director of the Company receives an automatic grant of options to purchase 5,000 shares of Common Stock on the last business day of each fiscal year of the Company. Each non-employee director of the Company is also reimbursed for travel and other expenses incurred in connection with the performance of their duties.

         In addition, all new non-employee directors of the Company receive a one-time grant of an option to purchase 15,000 shares of Common Stock at an exercise price equal to the fair market value of such stock on the date of grant, which options vest over a period of three years. All such options expire, unless previously exercised or terminated, ten years from the date of grant.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Compensation Committee of the Board of Directors is currently comprised of Erez Goren, James S. Balloun and Evan O. Grossman. With the exception of Erez Goren, who serves as Co-Chairman of the Board and Chief Executive Officer of the Company, none of the members of the Compensation Committee served as an officer or employee of the Company or any of its subsidiaries during fiscal 1997. There were no material transactions between the Company and any of the members of the Compensation Committee during fiscal 1997.

AGREEMENTS WITH EMPLOYEES

         All employees of the Company, including executive officers, are required to sign a confidentiality and noncompete agreement with the Company restricting the ability of the employee to compete with the Company during his or her employment and for a period ranging from six months to two years thereafter, restricting solicitation of customers and employees following employment with the Company, and providing for ownership and assignment of intellectual property rights to the Company. The agreements have an indefinite term, but the employee may terminate employment with the Company at any time.

401(K) PROFIT SHARING PLAN

         The Company maintains a 401(k) Profit Sharing Plan (the "401(k) Plan") which is intended to be a tax-qualified defined contribution plan under Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"). In general, all employees of the Company who have completed six months of service and have attained age 21 are eligible to participate. The 401(k) Plan includes a salary deferral arrangement pursuant to which participants may contribute, subject to certain Code limitations, a minimum of 3.0% and a maximum of 15.0% of their salary on a pre-tax basis (up to $9,500 per year). Subject to certain Code limitations, the Company may make both matching and additional contributions at the discretion of the Board of Directors of the Company each year. To date, no contributions have been made by the Company to the 401(k) Plan. A separate account is maintained for each participant in the 401(k) Plan. The portion of a participant's account attributable to his or her own contributions is 100.0% vested. Distributions from the 401(k) Plan may be made in the form of a lump-sum cash payment or in installment payments.

STOCK OPTION PLANS

         1995 Stock Option Plan. On December 20, 1995, the Company's directors and shareholders adopted the 1995 Stock Option Plan (the "Plan") for employees who are contributing significantly to the business of the Company or its subsidiaries as determined by the Company's Board of Directors or the committee administering the Plan. The Plan currently provides for the grant of incentive and non-qualified stock options to purchase up to 5,000,000 shares of Common Stock at the discretion of the Board of Directors of the Company or a committee designated by the Board of Directors to administer the Plan. In April 1998, the Plan was amended by the Board of Directors, subject to shareholder approval at the Annual Meeting, to increase the number of shares of Common Stock reserved for issuance under the 1995 Stock Option Plan to 6,000,000 shares. The option exercise price of incentive stock options must be at least 100.0% (110.0% in the case of a holder of 10.0% or more of the Common Stock) of the fair market value of the stock on the date the option is granted and the options are exercisable by the holder thereof in full at any time prior to their expiration in accordance with the terms of the Plan. Incentive stock options granted pursuant to the Plan will expire on or before (1) the date which is the tenth anniversary of the date the option is granted, or (2) the date which is the fifth anniversary of the date the option is granted in the event that the option is granted to a key employee who owns more than 10.0% of the total combined voting power of all classes of stock of the Company or any subsidiary of the Company. Options granted under the Plan typically vest over a period of four to five years. As of April 1, 1998, options to purchase 3.6 million shares of Common Stock were outstanding pursuant to the Plan. In addition, non-qualified options to purchase 580,690 shares of Common Stock have been granted by the Company outside of the Plan and remain outstanding.

         Directors Plan. The Company's directors and shareholders have adopted the Non-Management Directors' Stock Option Plan (the "Directors Plan"). The purpose of the Directors Plan is to secure for the Company the benefits of the additional incentive inherent in the ownership of Common Stock by non-employee directors of the Company and to help the Company secure and retain the services of such non-employee directors. The Directors Plan is intended to be a self-governing formula plan. To this end, the Directors Plan requires minimal discretionary action by any administrative body with regard to any transaction under the Directors Plan. Eligible persons under the Directors Plan are directors of the Company who are not employees of the Company or any affiliate of the Company ("Outside Directors"). A maximum of 100,000 shares of Common Stock has been reserved by the Company for issuance pursuant to options under the Directors Plan, which number is subject to adjustment in certain circumstances in order to prevent dilution or enlargement. Each Outside Director is granted an option to purchase 15,000 shares of Common Stock upon joining the Board of Directors of the Company. Thereafter, each person who is an Outside Director as of the last business day of each fiscal year during the term of the Directors Plan shall receive an option to purchase 5,000 shares of Common Stock as of such date.

         The following table provides certain information concerning individual grants of stock options under the Company's 1995 Stock Option Plan made during the year ended December 31, 1997 to the Named Executive Officers:


                                OPTION GRANTS IN LAST FISCAL YEAR

                                        INDIVIDUAL  GRANTS
                             ----------------------------------------

                                                                              POTENTIAL REALIZABLE VALUE AT
                                     % OF TOTAL                                   ASSUMED ANNUAL RATES OF
                                       OPTIONS      EXERCISE                   STOCK PRICE APPRECIATION FOR
                                     GRANTED TO     OR BASE                           OPTION TERM(1)
                           OPTIONS  EMPLOYEES IN     PRICE                        ----------------------
                           GRANTED     FISCAL       ($ PER       EXPIRATION          5%            10%
  NAME                       (#)        YEAR         SHARE)         DATE          --------      --------
  ----                     ------     ---------      ------       -------
  Erez Goren ...........       --         --             --            --              --               --
  Alon Goren ...........       --         --             --            --              --               --
  John H. Heyman .......       --         --             --            --              --               --
  Andrew S. Heyman(2) ..   10,000        0.6%         $7.00       1/13/07         $44,023         $111,562
  Carlyle M. Taylor ....       --         --             --            --              --               --


(1) The dollar amounts under these columns represent the potential realizable value of each grant of option assuming that the market price of the Company's Common Stock appreciates in value from the date of grant at the 5% and 10% annual rates prescribed by the SEC and therefore are not intended to forecast possible future appreciation, if any, of the price of the Company's Common Stock.

(2) Option vests as follows: 5,000 shares immediate and 1,250 shares on each of January 13, 1999, 2000, 2001 and 2002.

         The following table provides certain information concerning options exercised during fiscal 1997 and the value of unexercised options held by the Named Executive Officers as of December 31, 1997.


                                                                                   VALUE OF UNEXERCISED IN-
                                                      NUMBER OF UNEXERCISED          THE-MONEY OPTIONS AT
                           SHARES                   OPTIONS AT FISCAL YEAR END        FISCAL YEAR END(1)
                         ACQUIRED ON     VALUE      ---------------------------  ----------------------------
  NAME                   EXERCISE(#)   REALIZED($)  EXERCISABLE   UNEXERCISABLE  EXERCISABLE    UNEXERCISABLE
  ----                   -----------   -----------  -----------   -------------  -----------    -------------

  Erez Goren ..........           --            --           --              --           --               --
  Eric B. Hinkle ......        6,000      $115,500      154,000         215,000   $3,696,000       $5,160,000
  John H. Heyman ......       10,000        85,000      165,000         100,000    4,537,500        2,750,000
  Andrew S. Heyman ....        5,000        77,181           --         100,000           --        2,720,000
  Carlyle M. Taylor ...           --            --           --         200,000           --        5,500,000


(1) Dollar values were calculated by determining the difference between the closing price of $28.50 per share of Common Stock, as reported by the Nasdaq Stock Market on December 31, 1997, and the exercise price of the options.

                              CERTAIN TRANSACTIONS

       On May 29, 1995, the Company repurchased 2,628,523 shares of Common Stock (representing 24.7% of the Company's then outstanding shares of Common Stock) from Thomas J. Barrella in exchange for certain assets and technology. In connection therewith, Mr. Barrella resigned his positions as an executive officer and director of the Company. The transferred assets and technology had a value of approximately $616,000. As part of the transaction, Mr. Barrella issued to the Company a note in the amount of $61,000 due in May 1997 and bearing interest at a rate of 8.0%. This note was repaid in full in June 1997.

       On June 7, 1996, Mr. Barrella granted to Erez Goren, the Chief Executive Officer of the Company, an option to purchase all 600,033 remaining shares of Common Stock held by Mr. Barrella. This option, exercisable for a period of one year thereafter at an exercise price of $1.875 per share, was assigned to the Company by Mr. Goren for nominal consideration prior to the completion of the Company's initial public offering. The Company utilized a portion of the proceeds of its initial public offering to repurchase all of such shares from Mr. Barrella in February 1997.

       On October 31, 1994, the Company repurchased 3,085,700 shares of Common Stock (representing 22.5% of the Company's then outstanding shares of Common Stock) from Lawrence D. Parker in exchange for a note in the amount of $473,000 due December 31, 1997, and bearing interest at a rate of 8.0%. The Company utilized a portion of the proceeds of its initial public offering to repay this note in March 1997. In connection with this transaction, Mr. Parker resigned his positions as an executive officer and director of the Company and entered into a five-year consulting agreement with the Company. In October 1995, the monthly consulting fees payable to Mr. Parker were reduced to $2,500 from $14,000. Consulting fees totaling $27,500 were paid by the Company to Mr. Parker in 1997.

       On May 27, 1994, the Company entered into a Software License, Support and Equipment Purchase Agreement (the "Emro License Agreement") with Emro Marketing Company (Speedway/Starvin' Marvin) ("Emro") pursuant to which Emro agreed to purchase licenses for Compu-Touch systems. The Emro License Agreement includes price discounts on certain of the Company's products, rebates and extended warranty coverage on products purchased thereunder, and credits (based on the number of systems purchased by Emro) for technical support services. Although the rebates, the extended warranty terms and the credits for technical support services are not currently available to other customers of the Company, the price discounts are based on the number of potential sites to be installed by Emro and are no more favorable than those given to the only other customer of the Company who has a comparable number of potential sites.

       Under the terms of the Emro License Agreement, Emro is to receive a cash rebate upon purchasing a defined number of software licenses. In the event the Company is unable to pay the rebates when due, Emro has the option of applying the rebate to the purchase of additional licenses or requiring the Company to deliver a promissory note therefor. Accordingly, on March 27, 1996, the Company issued to Emro a promissory note for accrued rebates in the amount of $873,000 due March 2001, and bearing interest at a rate of 6.0%. The Company utilized a portion of the proceeds of its initial public offering to repay this note in February 1997.

       Emro will continue to receive the preferential terms described above with respect to purchases of Compu-Touch systems in the future for as long as Emro purchases such products from the Company under the Emro License Agreement. Revenues of $10.0 million were recorded by the Company for systems sales and customer support, maintenance and other services pursuant to the Emro License Agreement in 1997.

       In connection with the Emro License Agreement, the Company granted to Emro a stock purchase warrant (the "Emro Warrant") to purchase 10.0% of the outstanding shares of Common Stock of the Company at an exercise price of $80,000 per percentage unit exercised. The Emro Warrant was subsequently amended to increase the number of shares of Common Stock issuable thereunder to 12.0% of the outstanding shares of Common Stock of the Company and to provide the Company with the right to repurchase 2.0% upon the exercise of the Emro Warrant at a price equal to the average of the exercise price of the Emro Warrant and the fair market value of the Common Stock. The Emro Warrant was exercised in full prior to the completion of the Company's initial public offering in February 1997, whereupon 318,996 shares of Common Stock were sold by Emro in the initial public offering, 193,060 shares of Common Stock were repurchased by the Company for $1.0 million from the proceeds of the initial public offering and 646,304 shares of Common Stock were retained by Emro. Emro sold an additional 200,000 shares of Common Stock in a subsequent public offering in July 1997.

       On December 31, 1996, the Company, which previously owned a 50.0% interest in PrysmTech, acquired the remaining 50.0% interest of PrysmTech from its owners, including H. Martin Rice, a Vice President of the Company and the Managing Director of the Company's PrysmTech division. In connection therewith, Mr. Rice received 150,000 shares of Common Stock of the Company and the Company issued to Mr. Rice and his affiliates promissory notes totaling $1.5 million. The Company utilized a portion of the proceeds of its initial public offering to repay these notes in February 1997. The Company has also entered into an employment agreement with Mr. Rice.

       On May 23, 1997, the Company acquired Restaurant Management and Control Systems, Inc. ("ReMACS"), which was 72.9% owned by David H. Douglas, currently a Vice President of the Company and the President of the Company's Radiant Hospitality Systems division. In connection therewith, Mr. Douglas received 457,196 shares of Common Stock of the Company and $2.4 million in cash. The Company repaid this note in July 1997. In connection with the Acquisition of ReMACS, the Company also entered into a five year employment agreement with Mr. Douglas which provides for an annual base salary of $100,000 plus a performance bonus determined in accordance with the terms of the employment agreement.

                        REPORT OF COMPENSATION COMMITTEE
                            ON EXECUTIVE COMPENSATION

       The Compensation Committee of the Board of Directors was established in 1997 and is responsible for: (i) setting the Company's compensation philosophy and policies; (ii) review and approval of pay recommendations for the executive officers of the Company; and (iii) initiation of all compensation actions for the Chief Executive Officer of the Company.

       The Company's compensation policies have been designed to align the financial interests of the Company's management with those of its shareholders, and reflect the nature of the Company by taking into account the Company's operating environment and the expectations for continued growth and enhanced profitability. Compensation for each of the Company's executive officers consists of a base salary, an annual performance bonus and, in some cases, stock options. The Company does not currently provide executive officers with other long term incentive compensation other than the ability to contribute their earnings to the Company's 401(k) Plan.

       The Compensation Committee's philosophy is that the predominant portion of an executive's compensation should be based directly upon the value of long-term incentive compensation in the form of stock ownership or stock option awards. The Compensation Committee believes that providing executives with the opportunities to acquire significant stakes in the growth and prosperity of the Company (through grants of stock options), while maintaining other elements of the Company's compensation program at conservative levels, will enable the Company to attract and retain executives with the outstanding management abilities and entrepreneurial spirit which are essential to the Company's ongoing success. Furthermore, the Compensation Committee believes that this approach to compensation motivates executives to perform to their full potential.

       At least annually, the Compensation Committee will review salary recommendations for the Company's executives and then approve such recommendations, with any modifications it deems appropriate. The annual salary recommendations are made under the ultimate direction of the Chief Executive Officer, based on peer group and national industry surveys of total compensation packages, as well as evaluations of the individual executive's past and expected future performance. Similarly, the Compensation Committee fixes the base salary of the Chief Executive Officer based on a review of competitive compensation data, the Chief Executive Officer's overall compensation package, and the Compensation Committee's assessment of his past performance and its expectation as to his future performance in leading the Company.

       The Compensation Committee also determines, based upon the recommendation of the Chief Executive Officer, the annual bonus, if any, to be paid to executive officers (other than the Chief Executive Officer). The amount of each individual bonus is determined based upon an evaluation of such factors as individual performance, increases in the Company's revenue, net income, net income per share and market penetration, as well as the executive's contribution to the Company's performance. The Compensation Committee applies similar criteria in setting the amount of annual bonus, if any, earned by the Chief Executive Officer.

       Stock options represent a substantial portion of compensation for the Company's executive officers other than Erez Goren and Alon Goren. Stock options are granted at the prevailing market price on the date of grant, and will only have value if the Company's stock price increases. Generally, grants vest in equal amounts over a period of five years (although certain special types of grants may vest either immediately or over a shorter period) and executives must be employed by the Company at the time of vesting in order to exercise the options. Grants of stock options generally are based upon the level of the executive's position with the Company and an evaluation of the executive's past and expected future performance. The

Compensation Committee believes that dependence on stock options for a significant portion of executives' compensation more closely aligns such executives' interests with those of the Company's shareholders, since the ultimate value of such compensation is linked directly to stock price.

       The Compensation Committee will continually evaluate the Company's compensation policies and procedures with respect to executives. Although the Compensation Committee believes that current compensation policies have been successful in aligning the financial interests of executive officers with those of the Company's shareholders and with Company performance, it continues to examine what modifications, if any, should be implemented to further link executive compensation with both individual and Company performance.

                                   Erez Goren
                                James S. Balloun
                                Evan O. Grossman

       Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the foregoing Report of the Compensation Committee on Executive Compensation and the Stockholder Return Performance Graph shall not be incorporated by reference into any such filings.

                      STOCKHOLDER RETURN PERFORMANCE GRAPH

       Set forth below is a line graph comparing the percentage change in the cumulative total stockholder return on the Company's Common Stock against the cumulative total return of the Nasdaq Stock Market Index and the Nasdaq Computer and Data Processing Stock Index for the period commencing on February 12, 1997 (the date of the Company's initial public offering of Common Stock) and ending December 31, 1997 (the "Measuring Period"). The graph assumes that the value of the investment in the Company's Common Stock and each index was $100 on February 12, 1997. The change in cumulative total return is measured by dividing (1) the sum of (i) the cumulative amount of dividends for the Measuring Period, assuming dividend reinvestment, and (ii) the change in share price between the beginning and end of the Measuring Period, by (iii) the share price at the beginning of the Measuring Period. The Company has not paid any cash dividends.

                   COMPARISON OF CUMULATIVE TOTAL RETURN AMONG
              RADIANT SYSTEMS, INC., NASDAQ STOCK MARKET INDEX AND
                 NASDAQ COMPUTER AND DATA PROCESSING STOCK INDEX




                                                                                           NASDAQ
                                                                                          Computer
                                                                         NASDAQ           and Data
               Measurement Period                     Radiant         Stock Market       Processing
             (Fiscal Year Covered)                 Systems, Inc.         Index              S.I.
2/12/97                                                        100               100               100
12/31/97                                                       300               117               115






       ASSUMES $100 INVESTED ON FEBRUARY 12, 1997 IN RADIANT SYSTEMS, INC.
                   COMMON STOCK, NASDAQ STOCK MARKET INDEX AND
                 NASDAQ COMPUTER AND DATA PROCESSING STOCK INDEX

                                 AGENDA ITEM TWO
                    PROPOSAL TO AMEND 1995 STOCK OPTION PLAN

GENERAL

       On December 20, 1995, the Board of Directors and Shareholders of the Company adopted a 1995 Stock Option Plan (the "1995 Plan") for employees who are contributing significantly to the business of the Company. The 1995 Plan currently provides for the grant of both incentive and non-qualified stock options to purchase up to 5,000,000 shares of Common Stock at the discretion of the Board of Directors of the Company or the committee administering the Plan. The purpose of the 1995 Plan is to encourage and enable eligible directors, officers and key employees of the Company and its subsidiaries to acquire proprietary interests in the Company and its subsidiaries through the ownership of common stock of the Company and to provide motivation for participating directors, officers and key employees to remain in the employ and give greater effort on behalf of the Company.

       As of April 1, 1998, options to purchase 3.6 million shares of Common Stock were outstanding pursuant to the 1995 Plan. In addition, non-qualified options to purchase 580,690 shares of Common Stock have been granted by the Company outside the 1995 Plan.

       As of April 1, 1998, the Company had granted options to purchase shares of Common Stock pursuant to the 1995 Plan as follows: (i) each Named Executive Officer (Erez Goren: no shares; Eric B. Hinkle: 111,000 shares; John H. Heyman:
275,000 shares; Andrew S. Heyman: 111,000 shares; and Carlyle M. Taylor: 200,000 shares); (ii) all current executive officers as a group: 697,000 shares; (iii) all current directors who are not executive officers as a group: no shares; (iv) each nominee for election as a director: (James S. Balloun: no shares; and John
H. Heyman: 275,000 shares); and (v) all employees, including all current officers who are not executive officers, as a group: 3.6 million shares.

DESCRIPTION OF PROPOSED AMENDMENT

       On April 17, 1998, the 1995 Plan was amended by the Board of Directors, subject to shareholder approval, to increase the number of shares of Common Stock reserved for issuance under the 1995 Plan to 6,000,000 shares. The proposed increase in the number of authorized shares would ensure the uninterrupted continuation of the 1995 Plan. As of April 1, 1998, less than 800,000 shares of Common Stock remained available for grant under the 1995 Plan. The Board of Directors recommends that shareholders vote "for" the proposed amendment. The affirmative vote of a majority of the shares of the Common Stock of the Company represented in person or by proxy at the Annual Meeting is necessary for the approval of the amendment to the 1995 Plan.

DESCRIPTION OF 1995 PLAN

       Effective Date. The effective date of the 1995 Plan is December 20, 1995. The 1995 Plan shall remain in effect until all shares subject to or which may become subject to the 1995 Plan shall have been purchased pursuant to options granted under the 1995 Plan, provided that options under the 1995 Plan must be granted within ten (10) years from the effective date.

       Shares Subject to the 1995 Plan. The shares of the Company's Common Stock available for issuance under the 1995 Plan may, at the election of the Board of Directors, be either treasury shares or shares originally issued for such purpose. The maximum number of shares which shall be reserved and made available for sale under the 1995 Plan shall be 5,000,000 shares of Common Stock (6,000,000 shares if the amendment to the 1995 Plan is approved by the shareholders of the Company at the Annual Meeting). Any shares subject to an option which for any reason expires or is terminated may again be subject to an option under the 1995 Plan.

       In the event of a subdivision or combination of the Company's shares, the number of shares available under the 1995 Plan shall be increased or decreased proportionately, as the case may be, and the number of shares deliverable upon the exercise thereafter of any option theretofore granted shall be increased or decreased proportionately, as the case may be, without change in the aggregate price.

       Persons Eligible to Participate in the 1995 Plan. Under the 1995 Plan, options may be granted to any person or persons regularly employed by, or serving as a director, officer or consultant to, the Company or a subsidiary of the Company.

       Administration of the 1995 Plan. The 1995 Plan is administered by the Board of Directors or the Stock Option Committee comprised of no fewer than two
(2) members appointed by the Board of Directors of the Company from among its members (the "Committee"). Members of the Committee shall be "disinterested persons" which term is defined in the 1995 Plan as a director who is not, during the one year prior to service as an administrator of the 1995 Plan or during such service, granted or awarded equity securities pursuant to the 1995 Plan or any other plan of the Company or its affiliates.

       Subject to the provisions of the 1995 Plan, the Board of Directors of the Company or the Committee has the authority to administer the 1995 Plan, to select those persons to whom options will be granted, to determine the terms and provisions of the respective stock option agreements with optionees, including the number of shares to be optioned to each such person, and to interpret, construe and implement the provisions of the 1995 Plan.

       Exercise Price, Terms of Exercise and Payment for Shares. (a) All Options. Each option granted under the 1995 Plan will be represented by an Option Agreement which shall set forth the terms particular to that option, including the number of shares covered by the option, the exercise price, the term of the option and any vesting requirements. Stock purchased pursuant to an Option Agreement shall be paid for in accordance with the terms and conditions set forth in the Option Agreement. The terms and conditions of payment may vary with respect to each optionee. Upon receipt of payment, the Company shall, without transfer or issue tax, deliver to the optionee (or other person entitled to exercise the option) a certificate or certificates for such shares.

       It is intended that funds received by the Company from the exercise of options will be added to the general working capital of the Company and used for general corporate purposes. Shares of Common Stock of the Company received in payment for the exercise price of options may be, at the discretion of the Board of Directors, either held as treasury shares or retired and returned to authorized but unissued status.

       (b) Incentive Stock Options. The exercise price of incentive stock options granted under the 1995 Plan will be determined by the Board or the Committee, but in no event shall such price be less than 100% of the fair market value of the stock on the date of the grant of the option. In no event may incentive stock options be exercised later than ten (10) years from the date of grant of the option.

       Notwithstanding the foregoing, an optionee who owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company ("10% Owner") may not be granted an incentive stock option at less than 110% of the fair market value of the Common Stock on the date the option is granted. Any incentive stock option granted to a 10% Owner must by its terms be exercisable within five (5) years from the date it is granted.

       The aggregate fair market value (determined at the time the option was granted) of the shares with respect to which incentive stock options are exercisable for the first time by an optionee during any calendar year (under all incentive stock option plans of the Company) shall not exceed $100,000.

       Termination of Employment, Assignment and Other Limitations. In the event that an optionee during his or her lifetime ceases to be an employee of the Company or of any subsidiary of the Company for any reason (including retirement) other than death or permanent and total disability, any incentive stock option or unexercised portion thereof which was otherwise exercisable on the date of termination of employment shall expire unless exercised within a period of three (3) months from the date on which the optionee ceased to be an employee, but in no event after the term provided in the optionee's agreement. In the event that an optionee ceases to be an employee of the Company or of any subsidiary of the Company for any reason (including retirement) prior to the time that an incentive stock option is exercisable, his or her option shall terminate and be null and void.

       In the event that an optionee during his or her lifetime ceases to be an employee of the Company or any subsidiary of the Company by reason of death or permanent and total disability, any incentive stock option or unexercised portion thereof which was otherwise exercisable on the date such optionee ceased employment shall expire unless exercised within a period of one (1) year from the date on which the optionee ceased to be an employee, but in no event after the term provided in the optionee's agreement. Permanent and total disability as used herein is as defined in Section 22(e)(3) of the Code.

       In the event of the death of an optionee, the option shall be exercisable by his or her personal representatives, heirs or legatees, as provided herein.

       No option shall be assignable or transferable by the optionee except by will or by the laws of descent and distribution. During the lifetime of the optionee, the option shall be exercisable only by him or her.

       An optionee shall have no rights as a shareholder with respect to any shares covered by an option until the date of issuance of the stock certificate to the optionee for such shares. Except as otherwise specifically provided in the 1995 Plan, no adjustments shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

       Adjustment of Shares. In the event that dividends are payable in Common Stock of the Company or in the event there are splits, subdivisions or combinations of shares of Common Stock of the Company, the 1995 Plan provides that a proportionate adjustment will be made in the number of shares available for option under the 1995 Plan, and, as to options then outstanding, a proportionate adjustment to the number of shares subject to the option and to the purchase price per share.

       In case the Company is merged or consolidated with another corporation and the Company is not the surviving corporation, or in case the property or stock of the Company is acquired by another corporation, or in case of a separation, reorganization, recapitalization or liquidation of the Company, the Board of Directors of the Company, or the Board of Directors of any corporation assuming the obligations of the Company hereunder, shall either (i) make appropriate provision for the protection of any outstanding options by the substitution on an equitable basis of appropriate stock of the Company, or of the merged, consolidated or otherwise reorganized corporation which will be issuable in respect to the shares of common stock of the Company, provided only that the excess of the aggregate fair market value of the shares subject to option immediately after such substitution over the purchase price thereof is not more than the excess of the aggregate fair market value of the shares subject to option immediately before such substitution over the purchase price thereof, or upon written notice to the optionee, provide that the option (including the shares not then exercisable) must be exercised within sixty (60) days of the date of such notice or it will be terminated.

       Amendment and Termination of the 1995 Plan. The Board of Directors may at any time and from time to time terminate, modify or amend the 1995 Plan in any respect, except that without shareholder approval the Board of Directors may not
(i) increase the maximum number of shares for which options may be granted under the 1995 Plan, either in the aggregate or to any employee, (ii) reduce the option price or waiting period, (iii) extend the period during which options may be granted or exercised, (iv) change the class of employees eligible for incentive stock options, (v) materially modify the requirements as to eligibility for participation in the 1995 Plan, or (vi) materially increase the benefits accruing to participants under the 1995 Plan.

       The termination or any modification or amendment of the 1995 Plan shall not, without the written consent of an optionee, affect his or her rights under an option or right previously granted to him or her. With the written consent of the optionee affected, the Board of Directors or the Committee may amend outstanding option agreements in a manner not inconsistent with the 1995 Plan. Without employee consent, the Board of Directors may at any time and from time to time modify or amend outstanding option agreements in such respects as it shall deem necessary in order that options granted thereunder shall comply with the appropriate provisions of the Code and regulations thereunder which are in effect from time to time respecting "Qualified Incentive Options."

FEDERAL INCOME TAX CONSEQUENCES

       Incentive Stock Options. All incentive options granted or to be granted under the 1995 Plan which are designated as incentive stock options are intended to be incentive stock options as defined in Section 422 of the Code.

       Under the provisions of Section 422 of the Code, neither the holder of an incentive stock option nor the Company will recognize income, gain, deduction or loss upon the grant or exercise of an incentive stock option. An optionee will be taxed only when the stock acquired upon exercise of his incentive stock option is sold or otherwise disposed of in a taxable transaction. If at the time of such sale or disposition the optionee has held the shares for the required holding period (two years from the date the option was granted and one year from the date of the transfer of the shares to the optionee), the optionee will recognize long-term capital gain or loss, as the case may be, based upon the difference between his exercise price and the net proceeds of the sale. However, if the optionee disposes of the shares before the end of such holding period, the optionee will recognize ordinary income on such disposition in an amount equal to the lesser of:

       (a) gain on the sale or other disposition; or

       (b) the amount by which the fair market value of the shares on the date of exercise exceeded the option exercise price, with any excess gain being capital gain, long-term or short-term, depending on whether or not the shares had previously been held for more than one year on the date of sale or other taxable disposition.

       The foregoing discussion and the reference to capital gain or loss treatment therein assume that the option shares are a capital asset in the hands of the optionee. A sale or other disposition which results in the recognition of ordinary income to the optionee will also result in a corresponding income tax deduction for the Company.

       The 1995 Plan permits an optionee to pay all or part of the purchase price for shares acquired pursuant to exercise of an incentive stock option by transferring to the Company other shares of the Company's Common Stock owned by the optionee. Section 422 of the Code provides that an option will continue to be treated as an incentive stock option even if an optionee exercises such incentive stock option with previously acquired stock of the corporation granting the option. Accordingly, except as noted below with respect to certain "statutory option stock," an optionee who exercises an incentive stock option in whole or in part by transferring to the Company shares of the Company's Common Stock will recognize no gain or loss upon such exercise. With respect to the number of acquired shares equal to the number of shares of Company Common Stock surrendered, the optionee's basis in the shares so acquired will be equal to the optionee's cost basis in the shares surrendered, and with respect to any acquired shares in excess of the number of shares of Company Common Stock surrendered, the optionee's basis will be equal to zero (plus, in the case of payment of the purchase price in a combination of cash and surrendered shares, the amount of any cash paid).

       Section 424(c)(3) of the Code provides that if "statutory option stock" is transferred in connection with the exercise of an incentive stock option, and if the holding period requirements under the applicable section of the Code are not met with respect to such statutory option stock before such transfer, then ordinary income will be recognized as a result of the transfer of statutory option stock. However, the incentive stock option stock acquired through the exchange of statutory option stock will still qualify for favorable tax treatment under Section 422 of the Code.

       Incentive stock options offer two principal tax benefits: (1) the possibility of converting ordinary income into capital gain to the extent of the excess of fair market value over option price at the time of exercise, and (2) the deferral of recognition of gain until disposition of the stock acquired upon the exercise of the option.

       At present, the maximum tax rate on capital gains is 20% for assets held for more than 18 months and 28% for assets held for more than 12 months but not more than 18 months, while the maximum tax rate on ordinary income is 39.6%. Thus, the conversion of ordinary income into capital gain produces some tax benefit for certain taxpayers. However, the benefit of income deferral generally provided by incentive stock options is reduced for some taxpayers since the excess of the fair market value of shares acquired through the exercise of an incentive stock option over the exercise price is taken into account in computing an individual taxpayer's alternative minimum taxable income. Thus, the exercise of an incentive stock option could result in the imposition of an alternative minimum tax liability.

       In general, an option granted under the 1995 Plan which is designated as an incentive stock option will be taxed as described above. However, in some circumstances an option which is designated as an incentive stock option will be treated as a non-qualified stock option and the holder taxed accordingly. For example, a change in the terms of an option which gives the employee additional benefits may be treated as the grant of a new option. Unless all the criteria for treatment as an incentive stock option are met on the date the "new option" is considered granted (such as the requirement that the exercise price of the option be not less than the fair market value of the stock as of the date of the grant), the option will be treated and taxed as a non-qualified stock option.

       Non-Qualified Stock Options. All options granted or to be granted under the 1995 Plan which do not qualify as incentive stock options are non-statutory options not entitled to special tax treatment under Section 422 of the Code.

       A participant in the 1995 Plan will recognize taxable income upon the grant of a non-qualified stock option only if such option has a readily ascertainable fair market value as of the date of the grant. In such a case, the recipient will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the option as of such date over the price, if any, paid for such option. No income would then be recognized on the exercise of the option, and when the shares obtained through the exercise of the option are disposed of in a taxable transaction, the resulting gain or loss would be capital gain or loss (assuming the shares are a capital asset in the hands of the optionee). However, under the applicable Treasury Regulations, the non-qualified stock options issued under the 1995 Plan will not have a readily ascertainable fair market value unless at the time such options are granted similar options of the Company are actively traded on an established market. The Company presently has no such actively traded options.

       Upon the exercise of a non-statutory option not having a readily ascertainable fair market value, the optionee recognizes ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the option exercise price for those shares. The Company is not entitled to an income tax deduction with respect to the grant of a non-statutory stock option or the sale of stock acquired pursuant thereto. The Company generally is permitted a deduction equal to the amount of ordinary income the optionee is required to recognize as a result of the exercise of a non-statutory stock option.

       The 1995 Plan permits the Board of Directors or a Committee to allow an optionee to pay all or part of the purchase price for shares acquired pursuant to an exercise of a non-statutory option by transferring to the Company other shares of the Company's Common Stock owned by the optionee. If an optionee exchanges previously acquired Common Stock pursuant to the exercise of a non-qualified stock option, the Internal Revenue Service has ruled that the optionee will not be taxed on the unrealized appreciation of the shares surrendered in the exchange. In other words, the optionee is not taxed on the difference between his or her cost basis for the old shares and their fair market value on the date of the exchange, even though the previously acquired shares are valued at the current market price for purposes of paying all or part of the option price.

       General. The 1995 Plan is not qualified under Section 401(a) of the Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974.

       The preceding discussion is based upon federal tax laws and regulations in effect on the date of this Proxy Statement, which are subject to change, and upon an interpretation of the statutory provisions of Section 422 of the Code, its legislative history and related income tax regulations. Furthermore, the foregoing is only a general discussion of the federal income tax consequences of the 1995 Plan and does not purport to be a complete description of all federal income tax aspects of the 1995 Plan. Option holders may also be subject to state and local taxes in connection with the grant or exercise of options granted under the 1995 Plan and the sale or other disposition of shares acquired upon exercise of the options. Each employee receiving a grant of options should consult with his or her personal tax advisor regarding federal, state and local tax consequences of participating in the 1995 Plan.

       The approval of the holders of a majority of the shares of Common Stock present and voting at the Annual Meeting is necessary to approve the proposed amendment to the 1995 Plan. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS APPROVE THE PROPOSED AMENDMENT TO THE 1995 PLAN.

                                AGENDA ITEM THREE
                 PROPOSAL TO ADOPT EMPLOYEE STOCK PURCHASE PLAN

GENERAL

       On April 17, 1998, the Board of Directors of the Company adopted the Radiant Systems, Inc. Employee Stock Purchase Plan (the "Plan") for the benefit of the employees of the Company. Reference is hereby made to the Plan which is attached to this Proxy Statement as Appendix A and incorporated hereby by reference. The description contained herein is subject to and qualified by the terms of the Plan contained in Appendix A.

       The Board of Directors believes it is in the best interest of the Company and its employees to implement the Plan and recommends stockholders vote FOR approval of the Plan. The affirmative vote of a majority of the shares of Common Stock represented in person or by proxy at the annual meeting is necessary for approval of the Plan.

       The Company estimates that there are approximately 600 persons eligible to participate in the Plan.

DESCRIPTION OF THE PLAN

       The Plan provides for the sale of not more than 1,000,000 shares of Common Stock to Eligible Employees of the Company (see "Certain Important Definitions") pursuant to one or more offerings under the Plan.

       The purpose of the Plan is to encourage and enable Eligible Employees of the Company and any of its subsidiaries to acquire a proprietary interest in the Company through the ownership of Common Stock. The Company believes that employees who participate in the Plan will have a closer identification with the Company by virtue of their ability as stockholders to participate in the Company's growth and earnings. It is the intention of the Company that the Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). No employee is required to participate in the Plan.

       From time to time the Company will commence offerings under the Plan and Eligible Employees may become participants under the Plan by electing to participate in the Plan (as provided thereunder) during subscription periods designated by the Stock Option Committee administering the Plan. Eligible Employees may elect to purchase shares through payroll deductions or a lump sum payment. Payroll deductions are installment payments for stock to be purchased by participants and are made in equal amounts throughout the applicable Offer Period specified by the Stock Option Committee. See "Certain Important Definitions."

       The Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA").

       Effective Date. The Effective Date of the Plan is April 17, 1998, the date the Plan was adopted by the Board of Directors. The Plan must be approved by the Company's shareholders within 12 months of the date of adoption by the Board of Directors.

       Certain Important Definitions. Following are certain key definitions under the Plan:

       "BASE PAY" means, with respect to any Eligible Employee, the base salary or wages of such Eligible Employee paid by the Company to the Eligible Employee during the Base Pay Determination Period and reported by the Company to the Eligible Employee as "regular earnings."

       "BASE PAY DETERMINATION PERIOD" means that period of time immediately preceding the applicable Offer Period which includes the same number of regular employee pay dates of the Company as will occur during the applicable Offer Period.

       "COMMITTEE" means the Stock Option Committee of the Board of Directors of the Company.

       "ELIGIBLE EMPLOYEE" means a person regularly employed by the Company or a subsidiary (or any predecessor) on the effective date of any offering of stock pursuant to the Plan; provided, however, that the Board of Directors or the Committee may exclude the employees of any specified subsidiaries from any offering under the Plan.

       "EXERCISE DATE" means the termination date of the applicable Offer
Period.

       "GRANT DATE" means the commencement date of the applicable Offer Period.

       "OFFER PERIOD" means, with respect to any offering of stock under the Plan, the period specified by the Committee during which such offering is effective and outstanding.

       "OPTIONS" shall mean the right or rights granted to Eligible Employees to purchase Common Stock under an offering made under the Plan and pursuant to such employees' elections to participate in the offering.

       Shares Reserved for the Plan. The shares of Common Stock to be sold to Eligible Employees under the Plan may at the election of the Company be either treasury shares or shares originally issued for such purpose. The maximum number of shares of Common Stock to be reserved and made available for sale under the Plan shall be 1,000,000. The shares may be issued and sold pursuant to one or more offerings under the Plan.

       With respect to each offering, the Committee will specify the number of shares to be made available, the period during which Eligible Employees may elect to participate in the offering, the commencement date and the termination date of the applicable Offer Period and such other terms and conditions not inconsistent with the Plan as may be necessary or appropriate.

       In no event may the Offer Period for any offering exceed 27 months from the date the option is granted.

       The maximum number of shares which may be issued and sold under the Plan will be proportionately increased or decreased, and terms relating to the price at which shares will be sold appropriately adjusted, in the event of a subdivision, combination or reclassification of the Company's Common Stock, as in the opinion of the Board of Directors is appropriate under the circumstances.

       Administration of the Plan. The Plan shall be administered by the Stock Option Committee of the Board of Directors of the Company. The Committee is vested with full authority to make, administer and interpret such equitable rules and regulations regarding the Plan as it deems advisable. Any determination, decision or action of the Committee in connection with the construction, interpretation, administration or application of the Plan shall be final, conclusive and binding upon all Eligible Employees and any and all persons claiming under or through an Eligible Employee.

       The Committee may request management of the Company to appoint a "Plan Administrator" to carry out the ministerial functions necessary to implement the decisions and actions of the Committee with respect to any offering under the Plan.

       Offerings. The Committee will implement the Plan by authorizing offerings of Common Stock from time to time, but not more than twelve times per year. Participation in any offering under the Plan shall neither limit nor require participation in any other offering except that no employee may have more than one authorization for a payroll deduction in effect simultaneously. No more than one offering will be in effect at any time.

       Participation in the Plan. Options to purchase Common Stock shall be granted to all Eligible Employees of the Company who have elected to participate in an offering as provided under the Plan. The Board of Directors or the Committee may exclude from participation in any offering of Common Stock, in its discretion, highly compensated employees (within the meaning of applicable provisions of the Code).

       No employee may be granted an option under the Plan if such employee, immediately after an option is granted, owns Common Stock possessing 5% or more of the total combined voting power or value of all classes of capital stock of the Company. The determination of stock ownership shall be made in accordance with Section 424(d) of the Code, and stock which an employee may purchase under all outstanding options shall be treated as stock owned by the employee.

       An Eligible Employee may become a participant by completing the form provided by the Company for such purpose in connection with an offering and filing it with the Plan Administrator (or such other person as may be designated by the Company on such form) prior to the commencement date of the applicable offering and in accordance with instructions provided by the Company. In completing such form, the Eligible Employee shall designate the method by which he will pay for the Common Stock subject to his option by either authorizing payroll deductions or electing to make a lump sum payment prior to the termination of the applicable offering. An Eligible Employee may not elect both a payroll deduction and a lump sum payment with respect to the same offering.

       Purchase Price. The Purchase Price for shares of Common Stock purchased pursuant to the Plan will be the lesser of (a) an amount equal to 85% of the fair market value of the Common Stock on the Grant Date, or if no shares were traded on that day, on the last day prior thereto on which shares were traded, or (b) an amount equal to 85% of the fair market value of the Common Stock on the Exercise Date, or if no shares were traded on that day, on the last day prior thereto on which shares were traded. On April 15, 1998, the closing price for the Common Stock, as reported on the Nasdaq National Market, was $24.00 per share.

       Payroll Deductions and Lump Sum Payment. If an Eligible Employee authorizes payroll deductions, such employee shall specify an amount to be deducted from his pay which in the aggregate is not less than 2% and not more than 20% of his Base Pay. Deductions will be made from such employee's pay in equal (or as nearly equal as is practicable) installments on each payday during the time such employee is a participant in the offering. Payroll deductions will commence on the commencement date of the offering and shall end on the termination date of the offering unless sooner terminated by the employee as provided under the Plan.

       If an Eligible Employee elects to make a lump sum payment, the employee shall specify an amount which is not less than 2% and not more than 20% of his Base Pay which such employee intends to pay to the Company in a lump sum prior to the termination date of the applicable offering.

       Payroll deductions and cash payments made by participants shall be credited to each participant's account under the Plan. Except as expressly permitted in the Plan, a participant who has authorized payroll deductions may not make separate cash payments into his account with respect to such offering. Likewise, a participant who has elected to make a lump sum payment may not make cash payments with respect to the offering other than one lump sum payment. However, if for any reason other than termination of employment with the Company, a participant who has authorized payroll deductions during an offering has no pay or his pay is insufficient to permit deduction of the scheduled payroll deductions during a portion of an Offer Period, such participant may, prior to termination of the applicable Offer Period, make a lump sum payment for credit to his account in an amount not greater than the aggregate of the scheduled payroll deductions which were not made.

       A participant may not alter the rate of his payroll deductions for an applicable offering and may not switch between payroll deduction and lump sum payment options.

       Grants of Options. Subsequent to the receipt by the Company of the election forms from all Eligible Employees electing to participate in an offering, each Eligible Employee participating in the offering shall be granted an option to purchase a fixed maximum number of shares determined as follows:

       1. There shall be determined the aggregate amount which would be withheld from the Eligible Employee's pay during the applicable Offer Period in accordance with such employee's authorization for payroll deduction or the amount specified by such employee as the intended amount of such employee's lump sum payment, whichever is applicable;

       2. There shall be determined the figure which represents 85% of the fair market value of the Common Stock on the Grant Date; and

       3. The figure determined in step 1 shall be divided by the figure determined in step 2 and rounded off to the nearest whole number.

       In the event that the total maximum number of shares which Eligible Employees desire to purchase in any applicable offering exceeds the number of shares offered by the Company in such offering, the Company shall reduce the maximum number of shares for which Eligible Employees may be granted options by allotting the shares available in such manner as it shall determine, but generally pro rata, and shall grant options to purchase only for the reduced number of shares. In that event, payroll deductions and the amounts of lump sum payments to be made during the offering shall be reduced accordingly and the Company will give written notice of such reduction to each employee affected.

       On the Grant Date each participating Eligible Employee shall be granted an option to purchase the number of shares as determined above. Notice that an option has been granted shall be given to each participating employee and such notice shall show the maximum number of shares subject to the option and the amount, if any, to be deducted from the employee's pay for each payroll period during the offering or the amount, if any, to be paid by the employee in a lump sum prior to the termination of the offering, whichever is applicable.

       Shares included in any offering in excess of the total number of shares for which options are granted and all shares with respect to which options granted are not exercised shall continue to be reserved for issuance under the Plan and shall be available for inclusion in any subsequent offering.

       Limitations on Number of Options which may be Granted and Shares which may be Purchased. No Eligible Employee may purchase shares under any one offering for an aggregate purchase price in excess of 20% of his Base Pay.

       No Eligible Employee may be granted an option to purchase shares under the Plan if such Eligible Employee, immediately after such option is granted, owns stock or holds options to purchase stock possessing in the aggregate 5% or more of the total combined voting power or value of the capital stock of the Company or any subsidiary of the Company.

       No Eligible Employee may be granted an option to purchase shares which permits his right to purchase stock under the Plan to accrue at a rate which exceeds in any one calendar year $25,000 of the fair market value of such Common Stock (determined on the Grant Date).

       Exercise of Option. Payroll Deductions. Unless a participant who has authorized payroll deductions with respect to an offering gives written notice to the Company as described below, his option to purchase shares with payroll deductions will be exercised automatically for him on the termination date of the offering for the purchase of the number of whole shares subject to such participant's option which the accumulated payroll deductions and cash payments, if any, in his account at that time will purchase at the applicable option price.

       By written notice to the Company not earlier than ninety (90) days prior to the termination date of the offering and not later than the day prior to such termination date, a participant who has authorized payroll deductions may elect to (1) withdraw all accumulated payroll deductions and cash payments, if any, in his account at the termination date, or (2) exercise his option for a specified number of whole shares less than the number of whole shares subject to such option which the accumulated payroll deductions and cash payments, if any, in his account at the termination date will purchase at the applicable option price. This election will be effective on the termination date of the offering.

       Lump Sum Payments. Unless a participant who has elected to make a lump sum payment with respect to an offering and who has made such lump sum payment (whether or not in the full amount specified by such participant on his election form) gives written notice to the Company as described below, his option to purchase shares with such lump sum payment will be exercised automatically for him on the termination date of the offering, for the purchase of the number of whole shares subject to such participant's option which the amount of such lump sum payment will purchase at the applicable option price. Notwithstanding any written notice given to the Company, in the event that a participant who has elected to make a lump sum payment in an offering has not made such payment (whether or not in the full amount specified by such participant on his election form) prior to the termination date of the offering, his option to purchase shares under the offering will be canceled automatically for him on the termination date of the offering.

       By written notice to the Company not earlier than ninety (90) days prior to the termination date of the offering and not later than the day prior to such termination date, a participant who has elected to make a lump sum payment may elect to (1) withdraw the full amount of the lump sum payment in his account at the termination date, or (2) exercise his option for a specified number of whole shares less than the number of whole shares subject to such option which the amount of the lump sum payment in his account at the termination date will purchase at the applicable option price. Such election will be effective on the termination date of the offering.

       Delivery. As promptly as practicable after the termination of each offering, the Company will deliver to each participant, as appropriate, either
(1) the shares purchased upon the exercise of his option together with a cash payment equal to the balance without interest of any payroll deductions and/or cash payments credited to his account which were not used for the purchase of shares, or (2) a cash payment equal to the total of payroll deductions and/or cash payments credited to his account together with interest on such payments computed as specified under the Plan.

       Withdrawal. A participant may withdraw payroll deductions and/or cash payments credited to his account under the Plan at any time by giving written notice to the Company. All of the participant's payroll deductions and/or cash payments credited to his account will be paid to him promptly after receipt of his notice of withdrawal, and no further payroll deductions will be made from his pay except in accordance with an authorization for a new payroll deduction with respect to a different offering. No additional cash payments will be accepted by the Company for the account of the participant with respect to the offering from which the participant has withdrawn.

       A participant's withdrawal will not have any effect upon his eligibility to participate in a succeeding offering or in any similar plan which may hereafter be adopted by the Company; provided, however, in the event that a participant who is subject to Section 16 under the Securities Exchange Act of 1934 gives notice of withdrawal from an offering under the Plan, or if any such participant who has elected to make a lump sum payment in an offering fails to make such payment prior to the offering termination, then such participant shall be prohibited from participation in another offering under the Plan for a period of at least six months from (1) the date the notice of withdrawal is delivered to the Company or (2) in case of a participant electing to make a lump sum payment and not making such payment, the termination date of the offering.

       Upon termination of a participant's employment for any reason, including retirement, payroll deductions and/or cash payments credited to his account will be returned to him or to such other person or persons entitled to receive such payments in the case of his death, and all options granted to the participant and not previously exercised shall be deemed canceled.

       Any payroll deductions or cash payments returned to a participant who withdraws from or terminates participation in an offering for any reason will be credited with interest computed as specified under the Plan.

       Payment of Interest. In any situation where the Plan provides for the payment of interest on a participant's payroll deductions or cash payments, such interest shall be computed at the applicable rate on the average amount in the participant's account as of the end of each calendar month during the Offer Period and shall be compounded monthly.

       Designation of Beneficiary. A participant may file a written designation of a beneficiary who is to receive any shares of Common Stock and cash to which the participant is entitled under the Plan in the event of such participant's death prior to delivery to him of such shares and cash. The designation of beneficiary may be changed by the participant at any time by written notice. Upon the death of a participant and upon receipt by the Company of proof of the identity and existence at the participant's death of a beneficiary validly designated by him, the Company shall deliver such shares and cash to the beneficiary. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of the participant's death, the Company shall deliver such shares and cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed, to the applicable court having jurisdiction over the administration of such estate.

       Rights as a Stockholder. An Eligible Employee shall have no rights as a stockholder with respect to shares of Common Stock subject to an option under the Plan until the option has been exercised in accordance with the terms of the Plan. A certificate for the shares purchased will be issued as soon as practicable after the termination of the applicable offering. Such shares will be registered in the name of the applicable Eligible Employee.

       Options Not Transferable. Neither an Eligible Employee's options nor the payroll deductions or cash payments credited to an employee's account may be sold, pledged, assigned or transferred in any manner otherwise than by will or by the laws of descent and distribution, and during the lifetime of the Eligible Employee, such options may only be exercised by him or her.

       Application of Funds. All funds received by the Company pursuant to payroll deductions or cash payments authorized in accordance with the terms of the Plan and held by the Company at any time may be used for any valid corporate purpose and will not be maintained in a segregated account. Except as expressly provided in the Plan, participants shall not be entitled to earn interest on any funds held by the Company under the Plan. Until paid over to the Eligible Employee or used to purchase shares in an offering, the amount of each employee's payroll deductions and cash payments in connection with any offering shall represent an indebtedness of the Company to the employee.

       Governmental Approvals or Consents. The Board of Directors of the Company may make such changes in the Plan and include such terms in any offering under the Plan as may be necessary or desirable, in the opinion of counsel, so that the Plan will comply with the rules and regulations of any governmental authority and so that Eligible Employees participating in the Plan will be eligible for tax benefits under the Code or the laws of any state.

       Amendment or Termination. The Board of Directors of the Company may at any time terminate or amend the Plan. No such termination shall affect options previously granted, nor may any amendment make any change to an option previously granted which would adversely affect the rights of any participant, nor may an amendment be made without prior approval of the Company's stockholders if such amendment would (1) increase the maximum number of shares authorized for sale under the Plan otherwise than as required to reflect a subdivision, a combination or reclassification as provided for in the Plan, or
(2) expand the persons eligible to participate in the Plan beyond the employees of the Company and any of its subsidiaries.

       Limitations on Resale of Common Stock. The Plan contains no provisions restricting the resale of Common Stock purchased pursuant to exercise of options granted under the Plan. However, unfavorable tax consequences may result if a participant resells shares acquired upon the exercise of an option during the holding periods prescribed by federal income tax laws. See "Federal Income Tax Consequences."

       Affiliates of the Company who purchase shares under the Plan will be restricted in the resale of such securities to transactions which satisfy all of the conditions of Rule 144 under the Securities Act of 1933, as amended (except that no holding period specified in that rule will be applicable to shares purchased under the Plan).

FEDERAL INCOME TAX CONSEQUENCES

       All Options to be granted under the Plan are intended to constitute Options granted pursuant to an "employee stock purchase plan" under Section 423 of the Code.

       Under the provisions of Section 423 of the Code, neither the holder of an option granted pursuant to the plan (an "Option") nor the Company will recognize income, gain, deduction or loss upon the grant of such Option or the purchase of Common Stock pursuant to the exercise of such Option. An optionee generally will be taxed only when the Common Stock acquired upon exercise of his Option is sold or otherwise disposed of in a taxable transaction or the optionee dies while still owning such Common Stock.

       If the optionee sells or disposes of the shares of Common Stock prior to two years from the date the Option was granted and one year from the date of the transfer of such shares to him pursuant to the exercise of his Option, the optionee will recognize ordinary income in the year of such sale or disposition in an amount equal to the difference between the Option exercise price and the fair market value of such shares on the Exercise Date (whether or not that amount of ordinary income is more than the total amount of gain which would otherwise be recognized on such sale or disposition). The optionee's tax basis in the shares will be increased by the amount of ordinary income recognized on such sale or disposition and the Company will be allowed a deduction in that amount. The difference between the optionee's increased basis in such shares and the amount realized by such optionee on the sale or disposition will constitute a capital gain or loss (which will be long-term capital gain or loss if such shares were held by such optionee for more than one year).

       If the optionee holds the shares until after the expiration of two years from the date the Option was granted and one year from the date of the transfer of such shares to him pursuant to the exercise of his Option, in the event of a sale or disposition of such stock, or in the event of the death of the optionee while owning such Common Stock (whether or not such Common Stock has been held until the expiration of such period), the optionee will recognize ordinary income in the year of such death or such sale or disposition, whichever is applicable, in an amount equal to the lesser of (i) the excess of the fair market value of such Common Stock at the time of such death or such sale or disposition over the Option exercise price for such stock, or (ii) the excess of the fair market value of such stock at the time the Option was granted over such Option exercise price. In the case of such a sale or disposition by the optionee (but not in the case of the death of such optionee), the optionee's tax basis in such Common Stock at the time of such sale or distribution will be increased by the amount of ordinary income so realized by the optionee. Any amount realized by such optionee on such sale or disposition in excess of such increased basis will be treated as long-term capital gain.

       All amounts withheld by the Company as payroll deductions authorized under the Plan are taxable to the participant and deductible by the Company as ordinary compensation and will have been subject to federal and state income tax and social security tax withholding. All amounts received by a participant as interest on amounts credited to such participant's account under the Plan (either in the form of payroll deductions or cash payments made to the Company by such participant) will be taxable to such participant as ordinary income.

       The Plan is not qualified under Section 401(a) of the Code.

       The preceding discussion is based upon federal tax laws and regulations in effect on the date of this Proxy Statement, which are subject to change. Furthermore, the foregoing is only a general discussion of the federal income tax consequences of the Plan and does not purport to be a complete description of all federal income tax aspects of the Plan. Each employee should consult with his or her personal tax advisor regarding federal, state and local tax consequences of participating in the Plan.

       The approval of the holders of a majority of the shares of Common Stock present and voting at the Annual Meeting is necessary to approve the adoption of the Employee Stock Purchase Plan. THE BOARD OF DIRECTORS RECOMMENDS THAT THE COMPANY'S SHAREHOLDERS APPROVE THE ADOPTION OF THE EMPLOYEE STOCK PURCHASE PLAN.

                         INDEPENDENT PUBLIC ACCOUNTANTS

       Arthur Andersen LLP has served as independent auditors of the Company for the fiscal year ended December 31, 1997 and have been selected by the Board of Directors to serve as independent auditors of the Company for the fiscal year ending December 31, 1998. Representatives of Arthur Andersen LLP are expected to be present at the shareholders' meeting and will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

                           ANNUAL REPORT ON FORM 10-K

       The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997, as filed with the Securities and Exchange Commission, is available to shareholders who make written request therefor to the Company's Public Relations Department, 1000 Alderman Drive, Alpharetta, Georgia 30005. Copies of exhibits and basic documents filed with that report or referenced therein will be furnished to shareholders of record upon request.

                              SHAREHOLDER PROPOSALS

       Proposals of shareholders intended to be presented at the Company's 1999 annual meeting must be received at the Company's principal executive offices by December 15, 1998 in order to be eligible for inclusion in the Company's proxy statement and form of proxy for that meeting.

                                  OTHER MATTERS

       The Board of Directors knows of no other matters to be brought before the annual meeting. However, if other matters should come before the annual meeting it is the intention of the persons named in the enclosed form of Proxy to vote the Proxy in accordance with their judgment of what is in the best interest of the Company.


                                        By Order of the Board of Directors,


                                        /s/ EREZ GOREN

                                        EREZ GOREN
                                        Co-Chairman of the Board
                                        and Chief Executive Officer

Alpharetta, Georgia
April 21, 1998

                                                                      APPENDIX A

                              RADIANT SYSTEMS, INC.

                          EMPLOYEE STOCK PURCHASE PLAN


1. Purpose. The purpose of the Radiant Systems, Inc. Employee Stock Purchase Plan (the "Plan") is to encourage and enable eligible employees of Radiant Systems, Inc. (the "Company") and any of its subsidiaries to acquire proprietary interests in the Company through the ownership of Common Stock of the Company. The Company believes that employees who participate in the Plan will have a closer identification with the Company by virtue of their ability as stockholders to participate in the Company's growth and earnings. It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

2.     Definitions. The following words or terms have the following meanings:

       (a) "Plan" shall mean this Radiant Systems, Inc. Employee Stock Purchase Plan.

       (b)    "Company" shall mean Radiant Systems, Inc., a Georgia corporation.

       (c) "Board of Directors" shall mean the Board of Directors of the Company or the Executive Committee of such Board.

       (d) "Shares", "Stock" or "Common Stock" shall mean shares of the no par value Common Stock of the Company.

       (e) "Committee" shall mean the Stock Option Committee of the Board of Directors of the Company.

       (f) "Subsidiary" shall mean any corporation, if the Company owns or controls, directly or indirectly, more than 50 percent of the voting stock of such corporation.

       (g) "Eligible Employee" shall mean a person regularly employed by the Company or a Subsidiary (or any predecessor) on the effective date of any offering of stock pursuant to the Plan; provided, however, that the Board of Directors may exclude the employees of any specified Subsidiaries from any offering under the Plan.

       (h) "Offer Period" shall mean, with respect to any offering of Stock hereunder, the period specified by the Board of Directors or the Committee during which such offering is effective and outstanding.

       (i) "Grant Date" shall mean the commencement date of the applicable Offer Period.

       (j) "Exercise Date" shall mean the termination date of the applicable Offer Period.

       (k) "Options" shall mean the right or rights granted to Eligible Employees to purchase the Company's Common Stock under an offering made under the Plan and pursuant to such Eligible Employees' elections to participate in such offering.

       (l) "Fair Market Value" shall mean the closing sales price of the Stock as quoted on the over-the-counter market or if the Stock is not on such date listed on the over-the-counter market, on the principal market in which such Stock is traded on such date; provided, however, that if the Stock is not actively traded on any market which reports closing sales prices, Fair Market Value shall mean the arithmetic mean of the bid and asked prices for the Stock; provided further that if the Stock is not traded, Fair Market Value shall be determined by the Committee.

       (m) "Base Pay" shall mean, with respect to any Eligible Employee, the base salary or wages of such Eligible Employee paid by the Company to the Eligible Employee during the Base Pay Determination Period and reported by the Company to the Eligible Employee as "regular earnings."

       (n) "Base Pay Determination Period" shall mean that period of time immediately preceding the applicable Offer Period which includes the same number of regular employee pay dates of the Company as will occur during the applicable Offer Period.

       (o) "Applicable Rate" shall mean, with respect to any offering under the Plan, the per annum rate of interest offered by Trust Company Bank, in Atlanta, Georgia, on passbook savings accounts as of the commencement date of such offering.

3. Shares Reserved for Plan. The Shares of the Company's Common Stock to be sold to Eligible Employees under the Plan may, at the election of the Company, be either treasury shares or shares originally issued for such purpose. The maximum number of Shares which shall be reserved and made available for sale under the Plan shall be 1,000,000. The Shares reserved may be issued and sold pursuant to one or more offerings under the Plan. With respect to each offering, the Board of Directors, or the Committee, will specify the number of Shares to be made available, the commencement date and the termination date of the applicable Offer Period and such other terms and conditions not inconsistent with the Plan as may be necessary or appropriate. In no event shall the Offer Period for any offering exceed 27 months from the date the option is granted.

              In the event of a subdivision, combination or reclassification of the Company's Shares, the maximum number of Shares which may thereafter be issued and sold under the Plan and the number of Shares subject to options to purchase at the time of such subdivision, combination or reclassification will be proportionately increased or decreased, the terms relating to the price at which Shares subject to options to purchase will be sold will be appropriately adjusted, and such other action will be taken as in the opinion of the Board of Directors is appropriate under the circumstances.

4. Administration of the Plan. Except as otherwise provided herein, the Plan shall be administered by the Committee. Subject to the provisions of Paragraph 6, the Committee shall be vested with full authority to make, administer and interpret such equitable rules and regulations regarding the Plan as it may deem advisable. Except as otherwise provided herein, any determination, decision or action of the Committee in connection with the construction, interpretation, administration or application of the Plan shall be final, conclusive and binding upon all Eligible Employees and any and all persons claiming under or through an Eligible Employee.

              The Committee may act by a majority vote at a regular or special meeting of the Committee or by decision reduced to writing and signed by a majority of the members of the Committee without holding a formal meeting. Vacancies in the membership of the Committee shall be filled by the Board of Directors.

              The Committee may request that the management of the Company appoint a "Plan Administrator" to carry out the administrative and ministerial functions necessary to implement the determinations, decisions and actions of the Committee with respect to any offering under the Plan.

5. Offerings. The Plan will be implemented by offerings made by the Company from time to time as determined by the Committee, but in any event not more than twelve times per year. Participation in any offering under the Plan shall neither limit, nor require, participation in any other offering except that no employee may have more than one authorization for a payroll deduction in effect simultaneously. No offering under this Plan shall run concurrently with any other offering under this Plan.

6. Participation in the Plan. (a) Options to purchase the Company's Common Stock under the Plan shall be granted only to Eligible Employees. With respect to any offering under the Plan, options to purchase Shares shall be granted to all Eligible Employees of the Company and its Subsidiaries (other than any Subsidiary whose employees have been excluded from such offering by the Board of Directors) who have elected to participate in such offering as provided hereunder; provided, however, that the Board of Directors may determine that any offering of Common Stock under the Plan will not be extended to highly compensated employees (within the meaning of Section 414(q) of the Code) of the Company or its Subsidiaries and provided further that in no event may an employee be granted an option under this Plan if such employee, immediately after the option is granted, owns Stock possessing five percent or more of the total combined voting power or value of all classes of capital stock of the Company or any Subsidiary.

       (b) For the purposes of determining stock ownership under this Paragraph 6, the rules of Section 424(d) of the Code shall apply and Stock which the employee may purchase under all outstanding options (whether or not granted under this Plan) shall be treated as Stock owned by the employee. Any decision relating to whether to include or exclude any highly compensated employee of the Company pursuant to this Paragraph 6 shall be made only by the Board of Directors or the Committee.

       (c) An Eligible Employee may become a participant by completing the form provided by the Company for such purpose in connection with the applicable offering and filing it with the Plan Administrator (or such other person as may be designated by the Company on such form) prior to the commencement date of the applicable offering. In completing such form, the Eligible Employee shall designate the method by which he will pay for the Shares subject to his option by either authorizing a payroll deduction as provided herein or electing to make a lump sum payment prior to the termination of the applicable offering. An Eligible Employee may not elect both a payroll deduction and a lump sum payment with respect to the same offering.

       (d) With respect to any offer hereunder, each participating Eligible Employee shall have the same rights and privileges subject to the limitations set forth in Paragraph 10; provided, that the use of Base Pay (which varies among Eligible Employees) as the basis for determining the number of Shares for which an Eligible Employee may be granted an option shall not be construed to create a difference in such rights and privileges so long as each Eligible Employee has the right to elect the same percentage of his Base Pay as a payroll deduction or a lump sum payment under Paragraph 8.

7. Purchase Price. The purchase price for Shares purchased pursuant to the Plan will be the lesser of (a) an amount equal to 85% of the Fair Market Value of the Stock on the Grant Date, or if no Shares were traded on that day, on the last day prior thereto on which Shares were traded; or (b) an amount equal to 85% of the Fair Market Value of the Stock on the Exercise Date, or if no Shares were traded on that day, on the last day prior thereto on which Shares were traded.

8. Payroll Deductions and Lump Sum Payment. (a) If in the form filed pursuant to Paragraph 6(c) a participant authorizes a payroll deduction, such participant shall specify an amount which, in the aggregate during such offering, is not less than 2 percent and not more than 20 percent of his Base Pay which will be deducted from his pay in equal (or as nearly equal as is practicable) installments on each payday during the time he is a participant in such offering. Payroll deductions for a participant shall commence on the commencement date of the offering to which the authorization for a payroll deduction is applicable and shall end on the termination date of such offering unless sooner terminated by the Participant as provided in Paragraph 13.

       (b) If in the form filed pursuant to Paragraph 6(c) a participant elects to make a lump sum payment, such participant shall specify an amount which is not less than 2 percent and not more than 20 percent of his Base Pay which such participant intends to pay to the Company in a lump sum prior to the termination of the applicable offering in payment of the Shares subject to his option.

       (c) All payroll deductions made for a participant and all cash payments made by a participant shall be credited to his account under the Plan. Except as otherwise provided herein, a participant who has authorized payroll deductions with respect to an offering may not make any separate cash payment into such account with respect to such offering. A participant who has elected to make a lump sum payment instead of payroll deductions with respect to an offering may not make any cash payment with respect to such offering other than a lump sum payment.

       (d) If for any reason other than the termination of the participant's employment subject to Paragraph 13(c), a participant who has authorized payroll deductions with respect to an offering has no pay or his pay is insufficient (after other authorized deductions) to permit deduction of his scheduled payroll deductions hereunder during a portion of the Offer Period, such participant may, prior to the termination of the applicable Offer Period, make a lump sum payment for credit to his account in an amount not greater than the aggregate of the scheduled payroll deductions or portions thereof which were not made.

       (e) A participant may discontinue his participation in the Plan as provided in Paragraph 13, but no other change can be made during an offering and, specifically, a participant may not alter the rate of his payroll deductions for that offering and may not switch between the payroll deduction and lump sum payment options.

9. Grants of Options. Subject to the limitations set forth below in this Paragraph 9 or in Paragraph 10, each Eligible Employee participating in an offering shall be granted an option to purchase a fixed maximum number of Shares determined by the following procedure:

            Step 1 - Determine (a) the aggregate amount which would be withheld from the Eligible Employee's pay during the applicable Offer Period in accordance with such Eligible Employee's authorization for a payroll deduction or (b) the amount specified by such Eligible Employee as the intended amount of such Eligible Employee's lump sum payment, whichever is applicable;

            Step 2 - Determine the figure which represents 85% of the Fair
                     Market Value on the Grant Date;

            Step 3 - Divide the figure determined in Step 1 by the figure determined in Step 2 and round off the quotient to the nearest whole number. Subject to the limitations set forth herein, this final figure shall be the fixed maximum number of Shares for which the Eligible Employee may be granted an option to purchase under the applicable offering.

       In the event the total maximum number of Shares for which options would otherwise be granted in accordance with this Paragraph 9 under any offering hereunder exceeds the number of Shares offered, the Company shall allot the Shares available among the Eligible Employees in such manner as it shall determine, but generally pro rata, and shall grant options to purchase only for a reduced number of Shares instead of the maximum number otherwise determined by the procedure set forth above. In such event, the payroll deductions and the amounts of the lump sum payments to be made pursuant to the authorizations therefor shall be reduced accordingly and the Company shall give written notice of such reduction to each employee affected thereby.

       On the Grant Date each participating Eligible Employee shall be granted an option to purchase the number of Shares determined under this Paragraph 9, subject to the limitations set forth in Paragraph 10. Notice that an option has been granted shall be given to each participating Eligible Employee and such notice shall show the maximum number of Shares subject to such option and the amount, if any, to be deducted from the Eligible Employee's pay for each payroll period during the applicable Offer Period or the amount, if any, to be paid by the Eligible Employee in a lump sum prior to the termination of the applicable Offer Period, whichever is applicable.

       All Shares included in any offering under the Plan in excess of the total number of Shares for which options are granted hereunder and all Shares with respect to which options granted hereunder are not exercised shall continue to be reserved for the Plan and shall be available for inclusion in any subsequent offering under the Plan.

10. Limitations Of Number Of Options Which May Be Granted And Shares Which May Be Purchased. The following limitations shall apply with respect to the number of Shares for which each Eligible Employee who elects to participate in an offering under the Plan may be granted an option hereunder:

       (1) No Eligible Employee may purchase Shares under any one offering pursuant to the Plan for an aggregate purchase price in excess of 20% of his Base Pay; and

       (2) No Eligible Employee shall be granted an option to purchase Shares under the Plan if such Eligible Employee immediately after such option is granted, owns stock or holds options to purchase stock possessing in the aggregate five percent (5%) or more of the total combined voting power or value of the capital stock of the Company or of any Subsidiary (under the rules set forth in Section 424(d) of the Code); and

       (3) No Eligible Employee may be granted an option to purchase Shares which permits his right to purchase Stock under the Plan and all other stock option plans of the Company and of any Subsidiary pursuant to Section 423 of the Code to accrue at a rate which exceeds in any one calendar year $25,000 of the fair market value of such Stock (determined on the Grant Date).

11. Exercise of Option. (a) Payroll Deductions. (1) Unless a participant who has authorized payroll deductions with respect to the applicable offering gives written notice to the Company as hereinafter provided, his option to purchase Shares with payroll deductions made during such offering will be exercised automatically for him on the termination date of the applicable offering, for the purchase of the number of whole Shares subject to such participant's option which the accumulated payroll deductions and cash payments, if any, in his account at that time will purchase at the applicable option price.

       (2) By written notice to the Company not earlier than ninety (90) days prior to the termination date of the applicable offering and not later than the day prior to such termination date, a participant who has authorized payroll deductions may elect, effective on the termination date of such offering, to:

           (i) Withdraw all the accumulated payroll deductions and cash payments, if any, in his account at the termination date; or

           (ii) Exercise his option for a specified number of whole Shares less than the number of whole Shares subject to such option which the accumulated payroll deductions and cash payments, if any, in his account at the termination date will purchase at the applicable option price.

       (b) Lump Sum Payments. (1) Unless a participant who has elected to make a lump sum payment with respect to an offering and who has made such lump sum payment (whether or not in the full amount specified by such participant on the form filed pursuant to Paragraph 6(c)) with respect to the applicable offering gives written notice to the Company as hereinafter provided, his option to purchase Shares with such lump sum payment will be exercised automatically for him on the termination date of the applicable offering, for the purchase of the number of whole Shares subject to such participant's option which the amount of such lump sum payment will purchase at the applicable option price. Notwithstanding the terms of any written notice given to the Company pursuant to Paragraph 11(b)(2), in the event that a participant who has elected to make a lump sum payment with respect to an offering has not made such lump sum payment (whether or not in the full amount specified by such participant on the form filed pursuant to Paragraph 6(c)) prior to the termination date of such offering, his option to purchase Shares under such offering will be canceled automatically for him on the termination date of such offering.

       (2) By written notice to the Company not earlier than ninety (90) days prior to the termination date of the applicable offering and not later than the day prior to such termination date, a participant who has elected to make a lump sum payment may elect, effective on the termination date of such offering, to:

           (i) Withdraw the full amount of the lump sum payment in his account at the termination date; or

           (ii) Exercise his option for a specified number of whole Shares less than the number of whole Shares subject to such option which the amount of the lump sum payment in his account at the termination date will purchase at the applicable option price.

12. Delivery. As promptly as practicable after the termination of each offering, the Company will deliver to each participant, as appropriate, either the Shares purchased upon the exercise of his option together with a cash payment equal to the balance without interest of any payroll deductions and/or cash payments credited to his account during such offering which were not used for the purchase of Shares, or a cash payment equal to the total of the payroll deductions and/or cash payments credited to his account during such offering together with interest on the payroll deductions and/or cash payments computed as set forth in Paragraph 14.

13. Withdrawal. (a) A participant may withdraw payroll deductions and/or cash payments credited to his account under the Plan at any time by giving written notice to the Company. All of the participant's payroll deductions and/or cash payments credited to his account will be paid to him promptly after receipt of his notice of withdrawal, and no further payroll deductions will be made from his pay except in accordance with an authorization for a new payroll deduction filed with respect to a different offering in accordance with Paragraph 6(c) and no additional cash payment(s) will be accepted by the Company for the account of the participant with respect to such offering.

       (b) A participant's withdrawal will not have any effect upon his eligibility to participate in a succeeding offering or in any similar plan which may hereafter be adopted by the Company; provided, however, in the event that a participant who is subject to Section 16 under the Securities Exchange Act of 1934, as amended, gives notice of withdrawal from an offering hereunder, or if any such participant who has elected to make a lump sum payment hereunder fails to make such payment prior to termination of the applicable offering, then such participant shall be prohibited from participation in another offering under the Plan for a period of at least six months from (i) the date such notice of withdrawal is delivered to the Company or (ii) in case of a participant electing to make a lump sum payment and not making such payment, the termination date of the offering.

       (c) Upon termination of the participant's employment for any reason, including retirement, the payroll deductions and/or cash payments credited to his account will be returned to him, or, in the case of his death, to the person or persons entitled thereto under Paragraph 15 and all options granted to such participant hereunder and not previously exercised shall be deemed cancelled.

       (d) Any payroll deductions or cash payments returned to a participant who withdraws from, or terminates his participation in, an offering for any reason, or paid to any person or persons in accordance with Paragraph 15, will be credited with interest computed as provided in Paragraph 14.

14. Interest. In any situation where the Plan provides for the payment of interest on a participant's payroll deductions or cash payments made in accordance with the terms thereof, such interest shall be computed at the Applicable Rate on the average amount in the participant's account as of the end of each calendar month during the Offer Period and shall be compounded monthly.

15. Designation of Beneficiary. A participant may file a written designation of a beneficiary who is to receive any Shares and cash to the participant's credit under the Plan in the event of such participant's death prior to delivery to him of such Shares and cash. Such designation of beneficiary may be changed by the participant at any time by written notice. Upon the death of a participant and upon receipt by the Company of proof of the identity and existence at the participant's death of a beneficiary validly designated by him under the Plan, the Company shall deliver such Shares and cash to such beneficiary. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such Shares and cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company) the Company shall deliver such Shares and cash to the applicable court having jurisdiction over the administration of such estate. No designated beneficiary shall, prior to the death of the participant by whom he has been designated, acquire any interest in the Shares or cash credited to the participant under the Plan.

16. Rights As Stockholder. An Eligible Employee shall have no rights as a stockholder with respect to Shares subject to an option until such option has been exercised with respect to such Shares in connection with the terms hereunder. A certificate for the Shares purchased will be issued as soon as practicable after the termination of the applicable offering. Such Shares will be registered in the name of the applicable Eligible Employee.

17. Options Not Transferable. Neither an Eligible Employee's options nor the payroll deductions or cash payments credited to such Eligible Employee's account may be sold, pledged, assigned or transferred in any manner otherwise than by will or by the laws of descent and distribution, and during the lifetime of the Eligible Employee, such options may only be exercised by him or her. If this provision is violated the right of the Eligible Employee to exercise such options shall terminate and the only right remaining hereunder with respect to such options and such payroll deductions and cash payments will be to have paid over to the person entitled thereto the amount then credited to the Eligible Employee's account.

18. Application of Funds. All funds received by the Company pursuant to payroll deductions or cash payments authorized or made in accordance with the terms hereof and held by the Company at any time may be used for any valid corporate purpose and will not be maintained in a segregated account. Except as expressly provided herein, participants shall not be entitled to earn interest on any such funds held by the Company hereunder. Until paid over to the applicable Eligible Employee or used to purchase Shares as provided hereunder, the amount of each Eligible Employee's payroll deductions and cash payments in connection with any applicable offering shall represent an indebtedness of the Company to such Eligible Employee.

19. Governmental Approvals or Consents. The Plan shall not be effective unless it is approved by the stockholders of the Company within 12 months after the Plan is adopted by the Board of Directors of the Company. The Plan and any offerings and sales to Eligible Employees under it are subject to any governmental approvals or consents that may be or become applicable in connection therewith. The Board of Directors of the Company may make such changes in the Plan and include such terms in any offering under the Plan as may be necessary or desirable, in the opinion of counsel, so that the Plan will comply with the rules and regulations of any governmental authority and so that Eligible Employees participating in the Plan will be eligible for tax benefits under the Code or the laws of any state.

20. Amendment or Termination. The Board of Directors of the Company may at any time terminate or amend the Plan. No such termination shall affect options previously granted, nor may an amendment make any change in any option theretofore granted which would adversely affect the rights of any participant nor may an amendment be made without prior approval of the stockholders of the Company if such amendment would:

       (1) Increase the maximum number of shares authorized under Paragraph 3 for sale under the Plan otherwise than as required to reflect a subdivision, a combination or a reclassification as provided in Paragraph 3 hereof; or

       (2) Change the designation of corporations whose employees are eligible to participate in the Plan; provided that the exclusion from an offering of the employees of a Subsidiary of the Company at the direction of the Committee shall not constitute such an amendment requiring shareholder approval.

21. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received by the Chief Financial Officer of the Company or when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

                                                                      APPENDIX B


                             RADIANT SYSTEMS, INC.
                              1000 ALDERMAN DRIVE
                           ALPHARETTA, GEORGIA 30005

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE 1998 ANNUAL MEETING OF SHAREHOLDERS.

   The undersigned hereby appoints Erez Goren and John H. Heyman or either of them, with power of substitution to each, the proxies of the undersigned to vote the Common Stock of the undersigned at the Annual Meeting of Shareholders of RADIANT SYSTEMS, INC. to be held on May 15, 1998, at 10:00 a.m. at the offices of Smith, Gambrell & Russell, LLP, Promenade II Building, 1230 Peachtree Street, N.E., 31st Floor, Atlanta, Georgia 30309, and any adjournments or postponements thereof:

1. To elect two (2) directors to the Board of Directors to serve for a term of three years until their successors are elected and qualified.

            [ ] FOR all nominees listed below (except as      [ ] WITHHOLD AUTHORITY to vote for all
                marked to the contrary below)                     nominees listed below

  JAMES S. BALLOUN and JOHN H. HEYMAN

  INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE WRITE THE NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.

  ------------------------------------------------------------------------------

2. To approve an amendment to the 1995 Stock Option Plan of the Company to increase the number of shares available for grant thereunder from 5,000,000 shares to 6,000,000 shares.

        FOR [ ]             AGAINST [ ]             ABSTAIN [ ]

3. To approve the adoption of an Employee Stock Purchase Plan for the Company;
   and

        FOR [ ]             AGAINST [ ]             ABSTAIN [ ]

             (Continued and to be dated and signed on reverse side)

                             (Continued from front)

4. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

   THE BOARD OF DIRECTORS FAVORS A VOTE "FOR" THE ABOVE PROPOSALS AND UNLESS INSTRUCTIONS TO THE CONTRARY ARE INDICATED IN THE SPACE PROVIDED, THIS PROXY WILL BE SO VOTED.

                                                  Please date and sign this
                                                  Proxy exactly as name(s)
                                                  appears on the mailing label.

                                                  ------------------------------

                                                  ------------------------------

                                                  Print Name(s):
                                                  ------------------------------

                                                  ------------------------------

                                                  NOTE: When signing as an
                                                  attorney, trustee, executor,
                                                  administrator or guardian,
                                                  please give your title as
                                                  such. If a corporation or
                                                  partnership, give full name by
                                                  authorized officer. In the
                                                  case of joint tenants, each
                                                  joint owner must sign.

                                                  Dated:
                                                  ------------------------------